SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AUXILIO, INC.
(Name of the Registrant as Specified In Its Charter)

N/A
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AUXILIO, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD MAY 19, 2016

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Auxilio, Inc., a Nevada corporation (the "Company"), will be held on Thursday, May 19, 2016, at 3:00 p.m. Pacific Standard Time at the Company's principal executive offices, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691 for the following purposes, as more fully described in the proxy statement (the "Proxy Statement") accompanying this notice (the "Notice"):

1.	To elect the following persons to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified: John D. Abouchar, Brooks A. Corbin, Joseph J. Flynn, and Michael Vanderhoof;

2.	To ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2016; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on March 29, 2016 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company's Board of Directors (the "Board") recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled "Voting Securities" beginning on page 2 of the Proxy Statement.

For admission to the Annual Meeting, you may be asked to present valid picture identification, such as a driver's license or passport, and proof of ownership of the Company's common stock (the "Common Stock") as of the Record Date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/AUXILIO2016 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY'S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Mission Viejo, California	/s/ Paul T. Anthony
April 8, 2016	Paul T. Anthony Chief Financial Officer and Secretary

PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
 MAY 19, 2016

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board to be voted at the Annual Meeting to be held at the Company's principal executive offices, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California on May 19, 2016, at 3:00 pm Pacific Standard Time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company's officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet. This Proxy Statement and the accompanying proxy are being made available to the Company's stockholders via the Internet on or about April 8, 2016. The proxy solicitation materials will be first sent on or about April 8, 2016, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, "Auxilio," the "Company," "we," "us" and "our" shall refer to Auxilio, Inc.

The persons named as proxies, Joseph J. Flynn and Paul T. Anthony, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld), and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the four nominees to our Board listed in the Proxy Statement, and FOR the ratification of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2016.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder by delivering a written notice of revocation to the Secretary of the Company at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect four directors, to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2016, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•	by proxy: you may complete the proxy card and mail it to the Company;

•	by Internet or telephone in accordance with the instructions in the proxy card; or

•	in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in "street-name" by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company's Corporate Secretary at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in "street name" by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering multiple Proxy Statements and Annual Reports to multiple stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 949-614-0700.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of March 29, 2016 (the "Record Date"). As of the Record Date, 24,452,085 shares of Common Stock, par value $0.001 ("Common Stock") were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company's Common Stock entitled to vote and representing at least a majority of the Company's outstanding voting power will constitute a quorum for the transaction of business. Accordingly, holders of at least 12,226,043 shares of the Company's Common Stock must be present in person or by proxy at the Annual Meeting. Abstentions and "broker non-votes" will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, "broker non-vote" means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter.  Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 2 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. As explained in more detail in the Company's Amended and Restated Bylaws, as amended, our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the four nominees for director who receive the most votes will be elected.  Only votes "for" or "against" affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded. Stockholders may not cumulate votes in the election of directors.

  Proposal Two, Ratification of Haskell & White LLP as our Independent Registered Public Accountants. Ratification of Haskell & White requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares of Common Stock not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2017 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2017 annual meeting of stockholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, no later than December 6, 2016 in order to be considered for inclusion in the Company's proxy statement relating to the 2017 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2017 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company's proxy statement may be submitted until February 20, 2017; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors are elected at each annual stockholder's meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the four (4) nominees named below. All of the nominees are currently directors of the Company.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked "withheld" as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position
John D. Abouchar	55	Director
Brooks A. Corbin	56	Director, Member of the Audit Committee
Joseph J. Flynn	50	Director, Chief Executive Officer, President
Michael Vanderhoof	56	Director, Member of the Compensation Committee

John D. Abouchar, 55. Mr. Abouchar has served on the Company's Board since March 2016.  Mr. Abouchar is a founding partner in Two Lakes Capital, an institutional investment firm focused on investments in the technology and healthcare industries. Prior to forming Two Lakes Capital, from 2006 to 2014, J.D was an independent consultant to GRT Capital Partners, LLC, and the portfolio manager of the GRT Technology L.P. hedge fund and the GRT Tech Market Neutral fund. Prior to GRT Capital Partners, Mr. Abouchar was a Senior Analyst for six years at Pacific Edge Investment Management, a hedge fund specializing in various electronics and technology industries based in Palo Alto, California. During 2013 Mr. Abouchar served on the board of Directors of SED International and was a member of the audit committee. From 2007 to 2009, Mr. Abouchar was an independent director and chairman of the audit committee of InFocus Corporation, (INFS) formerly a NASDAQ listed company and a manufacturer and distributer of digital projectors and LCD flat panel displays, based in Portland, Oregon. Mr. Abouchar earned a B.S. degree in Economics from Wharton School, University of Pennsylvania.

Mr. Abouchar's experience in capital markets, institutional investing, and corporate governance will bring financial and management strength to the Board.  Based on his experience and background, the Board has concluded that Mr. Abouchar is qualified to serve as a director of the Company.

Brooks A Corbin, 56.  Mr. Corbin has been a member of the Company's Board since May 2015.  Mr. Corbin is a seasoned operational and business development financial executive. He is the Chief Financial Officer at Dynamic Healthcare Systems, having joined them in 2005. Mr. Corbin also serves on their board of Directors. Prior to joining Dynamic, he was the initial CFO at software/technology companies Paciolan and SiteLite and publicly traded companies ProSoft and MicroGeneral. Mr. Corbin holds an MBA from UCLA Anderson School of Management, received bachelor degrees in Economics and International Relations from Stanford University and is a CPA, inactive, and CFA (Chartered Financial Analyst).

Mr. Corbin's extensive experience in financial management and corporate development, combined with operational and corporate governance experience brings added financial and management strength to the Board.  Based on his experience and background, the Board has concluded that Mr. Corbin is qualified to serve as a director of the Company.

Joseph J. Flynn, 50. Mr. Flynn has been a member of the Company's Board since 2003 and has served as the Company's President and Chief Executive Officer since September 2009. This is his second term of service as the Chief Executive Officer and President of the Company, having previously served in this capacity from 2004 to 2006. As our Chief Executive Officer, Mr. Flynn is responsible for executive management and leadership, strategic direction and stockholder relations. Mr. Flynn has over 20 years of experience in leading large international service operations in business media, software, and technology firms. During his hiatus from the Company, Mr. Flynn was the Vice President of the Sport Group for the Nielsen Company.

Mr. Flynn's experience in service-based organizations together with his historical perspective of the Company has given him extensive knowledge of the business model and brings leadership and unique perspective to our Board.  Based on his experience and background, the Board has concluded that Mr. Flynn is qualified to serve as a director of the Company.

Michael Vanderhoof, 56. Mr. Vanderhoof has been a member of the Company's Board since 2000. Mr. Vanderhoof is a principal in Cambria Investment Fund LP and was Chairman of Cambria Asset Management LLC from 2005 to 2015. Cambria Asset Management LLC is the holding company for Cambria Capital LLC, a FINRA-registered broker dealer with offices in Los Angeles, San Francisco and Salt Lake City. Cambria Investment Fund LP provides bridge loans and equity financing to early-stage developing companies. From 2001 to present, Mr. Vanderhoof has served as a director and member of our Compensation Committee.  From 2012 to 2013, Mr. Vanderhoof was a director and member of the Compensation Committee of Summer Energy Holdings, Inc. (OTCBB: SUME).   Mr. Vanderhoof has over 25 years of experience in the capital markets. From 1998 to present, he has advised various private and public companies on capital formation, mergers and acquisitions and financing.   From 1993 to 1997, Mr. Vanderhoof was a trader on a trading desk that made markets in over 200 OTC companies. His career began in 1985 as an Account Executive for a FINRA broker-dealer firm in Salt Lake City, Utah.

Mr. Vanderhoof's background in entrepreneurial investment brings to our Board strategic planning and risk management skills that are important to the implementation of our growth strategies and oversight of the Company and operational risk management.  Based on his experience and background, the Board has concluded that Mr. Vanderhoof is qualified to serve as a director of the Company.

Board Meeting and Attendance

During fiscal year 2015, our Board held eight meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company's operations and were consulted on an informal basis with respect to pending business. Each director attended at least 85% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board has affirmatively determined that the following nominees for election to the Board meet the definition of "independent" set forth in the NASDAQ corporate governance listing standards:  John D. Abouchar, Michael Vanderhoof and Brooks A. Corbin.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Flynn serves as Chief Executive Officer while John D. Pace is currently the non-executive Chairman of the Board. The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board's Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Michael Vanderhoof.  The Board has determined that Mr. Vanderhoof meets the definition of "independent" set forth in the NASDAQ corporate governance listing standards. Prior to their resignation from the Board of Directors on March 21, 2016, as was disclosed in our Form 8-K filed on March 25, 2016, the Compensation committee also included William Leonard and Brian Mulvaney, each of whom was determined by the Board to meet the definition of "independent" set forth in the NASDAQ corporate governance listing standards.   The Board intends to promptly fill the vacancies created by the departure of Messrs. Leonard and Mulvaney on the Compensation Committee.  Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met once during the fiscal year ended December 31, 2015. The Compensation Committee does not currently have a written charter.  The Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation paid during the year ended December 31, 2015.

Audit Committee

The Audit Committee is presently composed of Edward B. Case, who serves as chairperson, John Pace and Brooks Corbin, all of whom meet the definition of "independent" set forth in the NASDAQ corporate governance listing standards.  The Board has also determined that Edward B. Case is an "audit committee financial expert," as defined by the SEC rules. The terms of Messrs. Pace and Case will conclude at the Annual Meeting.  The Board intends to promptly fill the vacancies created by the departure of Messrs. Pace and Case on the Audit Committee.  The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met five times during the fiscal year ended December 31, 2015. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.auxilioinc.com under "Corporate Governance."

Nomination of Directors

We currently do not have a standing nominating committee, and the Board performs the functions of a nominating committee. We do not believe that we need a separate nominating committee at this time because members of our Board have the time and resources to perform the function of recommending nominees to the Board.

Nominees for the Board are selected and approved by a majority of the Board. In identifying potential nominees, the Board takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise. The members of the Board identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board, c/o Chief Financial Officer, Auxilio, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691. All referrals will be compiled by the Chief Financial Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual's name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular banking or business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual's potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Financial Officer, Auxilio, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691. All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a "code of ethics" as defined in Item 406(b) of the SEC's Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Ethics is attached as Exhibit 14.1 to our Form 10-K for the year ended December 31, 2003, filed with the SEC on April 14, 2004, and is available upon written request to the Company's Secretary at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691, Attn: Corporate Secretary.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders. Two directors attended the Company's 2015 annual meeting of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Joseph J. Flynn	50	Chief Executive Officer and President
Paul T. Anthony	45	Chief Financial Officer, Secretary and Treasurer

All officers serve at the discretion of the Board.

For additional information with respect to Mr. Flynn, who also serves as a member of our Board, please refer to his profile set forth above under the section titled "ELECTION OF DIRECTORS."

Paul T. Anthony. Paul T. Anthony was hired as our Chief Financial Officer on January 3, 2005. Mr. Anthony also serves as our Secretary and Treasurer.  Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by our "Named Executive Officers."  Our Named Executive Officers include persons who (i) served as our principal executive officer during the most recent fiscal year, (ii) were serving at fiscal year-end as our two most highly compensated executives, other than the principal executive officer, and (iii) if applicable, individuals for whom disclosure would have been provided as a most highly compensated executive, but for the fact that the individual was not serving as an executive at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Bonuses and Commissions ($)(1)	Stock Awards ($)	Option / Warrant Awards ($)(2)	All Other Compensation ($)	Total ($)
Joseph J. Flynn (3)	2015	$288,750	$150,000	-	$63,221	-	$501,971
Chief Executive Officer and President	2014	$275,000	$65,000	-	-	-	$340,000

Paul T. Anthony (4)	2015	$236,250	$108,000	-	$35,056	$5,234	$384,540
Chief Financial Officer, Secretary and Treasurer	2014	$225,000	$55,000	-	-	$6,611	$286,611

Simon Vermooten (5)	2015	$240,000	$154,039	-	$36,057	-	$430,096
Executive Vice President MPS Solutions and Strategies	2014	$190,000	$56,867	-	-	-	$246,867

Michael Gentile (6)	2015	$277,691	$32,657	$101,780	-	$120,000	$532,128
Executive Vice President of Innovation and Security	2014	$86,410	$100,000	$30,634	-	-	$217,044

(1)	Bonuses and Commissions include amounts earned by the individual and accrued by the Company in the year listed but paid to the individual in the subsequent year.

(2)	A discussion of the methods used in calculation of these values may be found in Notes 8 through 10 to the consolidated financial statements which is in Part 2, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended December 31, 2015 and December 31, 2014, computed in accordance with ASC Topic 718, excluding the forfeiture assumption.

(3)	On August 31, 2009, Mr. Flynn rejoined the Company as our Chief Executive Officer and President.

(4)	Mr. Anthony joined the Company in 2005 and currently serves as Chief Financial Officer, Secretary and Treasurer.

(5)	Mr. Vermooten joined the Company in 2007 and currently serves as our Executive Vice President MPS Solutions and Strategies.

(6)	Mr. Gentile joined the Company in July 2014 and served as our Executive Vice President of Innovation and Security. His employment terminated effective January 1, 2016.

Narrative to Summary Compensation Table

Joseph J. Flynn

Effective January 1, 2014, we entered into an employment agreement with Joseph J. Flynn, our President and Chief Executive Officer ("CEO") since 2009 (the "Flynn Agreement"). The Flynn Agreement provided that Mr. Flynn would serve as our President and CEO. The Flynn Agreement had a term of two years, provided for an annual base salary of $275,000 and contained an auto renewal provision. Effective January 1, 2015, Mr. Flynn's annual base salary was increased to $288,750.  Mr. Flynn also received the customary employee benefits available to our employees. Mr. Flynn was also entitled to receive a bonus of up to $150,000 per year, the achievement of which was based on Company performance metrics. Further, the Flynn Agreement revised the vesting schedule of warrants granted to Mr. Flynn in January 2013. The revision spreads the vesting date of the remaining 300,000 unvested shares from 150,000 on January 1, 2015 and 150,000 on January 1, 2016 to 100,000 on January 1, 2015, 100,000 on January 1, 2016 and 100,000 on January 1, 2017. The warrants will vest contingent with the achievement of certain financial performance metrics of the Company for calendar years 2015 and 2016. The calendar year 2014 performance metrics were not met and as such, they did not vest. The calendar year 2015 performance metrics were met.  The foregoing summary of the Flynn Agreement is qualified in its entirety by reference to the full context of the employment agreement which is found as Exhibit 10.2 to our 10-Q filing on May 14, 2014.

Effective January 1, 2016, we entered into a new employment agreement with Mr. Flynn (the "2016 Flynn Agreement"). The 2016 Flynn Agreement provides that Mr. Flynn will continue his employment as our President and CEO. The 2016 Flynn Agreement has a term of two years, provides for an annual base salary of $300,000, and will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Flynn also receives the customary employee benefits available to our employees. Mr. Flynn is also entitled to receive a bonus of up to $180,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Flynn's employment under the Flynn Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Flynn would receive severance pay for twelve months and be fully vested in all options and warrants granted to date.

Paul T. Anthony

Effective January 1, 2014, we entered into an employment agreement with Paul T. Anthony, our Chief Financial Officer ("CFO") since 2004 (the "Anthony Agreement"). The Anthony Agreement provided that Mr. Anthony would serve as our EVP and CFO. The Anthony Agreement had a term of two years, and provided for an annual base salary of $225,000. The Anthony Agreement also had an auto renewal provision.  Mr. Anthony also received the customary employee benefits available to our employees. Mr. Anthony was also entitled to receive a bonus of up to $108,000 per year, the achievement of which was based on Company performance metrics.  Further, the Anthony Agreement revised the vesting schedule of warrants granted to Mr. Anthony in January 2013. The revision spreads the vesting date of the remaining 200,000 unvested shares from 100,000 on January 1, 2015 and 100,000 on January 1, 2016 to 66,667 on January 1, 2015, 66,667 on January 1, 2016 and 66,666 on January 1, 2017. The warrants will vest contingent with the achievement of certain financial performance metrics of the Company for calendar years 2015 and 2016. The calendar year 2014 performance metrics were not met and as such, they did not vest. The calendar year 2015 performance metrics were met.    The foregoing summary of the Anthony Agreement is qualified in its entirety by reference to the full context of the employment agreement which is found as Exhibit 10.3 to our 10-Q filing on May 14, 2014.

Effective January 1, 2016, we entered into a new employment agreement with Mr. Anthony, (the "2016 Anthony Agreement"). The 2016 Anthony Agreement provides that Mr. Anthony will continue to serve as our Executive Vice President ("EVP") and CFO. The 2016 Anthony Agreement has a term of two years, and provides for an annual base salary of $245,000. The 2016 Anthony Agreement will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Anthony also receives the customary employee benefits available to our employees. Mr. Anthony is also entitled to receive a bonus of up to $132,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Anthony's employment under the 2016 Anthony Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Anthony would receive severance pay for twelve months and be fully vested in all options and warrants granted to date.

Simon Vermooten

Effective January 1, 2012, the Company entered into an employment agreement with Mr. Simon Vermooten (the "Vermooten Agreement"). The Vermooten Agreement provides that Mr. Vermooten will continue his employment as our Executive Vice President of Solutions. The Vermooten Agreement had a term of three years. For the calendar year 2014 Mr. Vermooten's annual base salary was $190,000, Mr. Vermooten also received the customary employee benefits available to our employees. Mr. Vermooten was also eligible to receive sales commissions under an incentive compensation plan. In January, 2013, Mr. Vermooten was granted warrants to purchase 375,000 shares of Common Stock with a strike price set at $1.01. The warrants would vest upon the Company achieving certain performance targets in fiscal years 2013 through 2015. In 2014 the vesting schedule of warrants granted to Mr. Vermooten was revised. The revision spreads the vesting date of the remaining 200,000 unvested shares from 100,000 on January 1, 2015 and 100,000 on January 1, 2016 to 66,667 on January 1, 2015, 66,667 on January 1, 2016 and 66,666 on January 1, 2017. The warrants will vest contingent with the achievement of certain financial performance metrics of the Company for calendar years 2015 and 2016. The calendar year 2014 performance metrics were not met and as such, they did not vest. The calendar year 2015 performance metrics were met.

Effective January 1, 2015, the Company entered into an employment agreement with Mr. Simon Vermooten (the "2015 Vermooten Agreement"). The Vermooten Agreement provides that Mr. Vermooten will continue his employment as our Executive Vice President MPS Solutions and Strategies. The Vermooten Agreement has a term of two years, provides for an annual base salary of $240,000, and will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Vermooten also receives the customary employee benefits available to our employees. Mr. Vermooten is also entitled to receive a bonus of up to $60,000 per year, the achievement of which is based on Company performance metrics. Mr. Vermooten is also eligible to receive sales commissions under an incentive compensation plan. We may terminate Mr. Vermooten's employment under the 2015 Vermooten Agreement without cause at any time on thirty (30) days advance written notice.   We may also terminate Mr. Vermooten's employment without cause following a change of control.  In the event of such a termination of Mr. Vermooten without cause, Mr. Vermooten would be entitled to receive severance pay for six (6) months and be fully vested in all options and warrants granted to date, provided that Mr. Vermooten complies with other aspects of the 2015 Vermooten Agreement.

 Michael Gentile

Effective July 1, 2014, we entered into an employment agreement with Michael Gentile (the "Gentile Employment Agreement"), pursuant to which Gentile was employed to serve as our Executive Vice President of Innovation and Security.  The initial term of the Gentile Employment Agreement was for three years (unless sooner terminated), and automatically renews for subsequent twelve-month periods unless either party determines to not renew.  Gentile's base annual salary was initially set $200,000, and Gentile will be eligible to receive incentive compensation.  Pursuant to the Gentile Employment Agreement, Effective January, 2015, his annual salary was increased to $240,000.  Pursuant to the terms of the Gentile Employment Agreement, Mr. Gentile was entitled to receive 400,000 shares of our Common Stock, vesting as follows: 100,000 shares would vest 2 years from the date of the Gentile Employment Agreement; 100,000 shares would vest 3 years from the date of the Gentile Employment Agreement; 100,000 shares would vest 4 years from the date of the Gentile Employment Agreement; and 100,000 shares would vest 5 years from the date of the Gentile Employment Agreement.

On August 16, 2015, we entered into a revised employment agreement with Mr. Gentile. The initial term of the agreement was changed to terminate as of January 1, 2016. The first 100,000 restricted shares of common stock were deemed to be vested and were issued to him in August 2015. The revised agreement required a severance payment of $120,000 which was paid in January 2016.This amount was recorded as expense for the year ended December 31, 2015. Mr. Gentile's employment terminated January 1, 2016.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END (1)

Option and Warrant Awards

Name	Type of Instrument	Number of Securities Underlying Unexercised Options and Warrants Exercisable (#)	Number of Securities Underlying Unexercised Options and Warrants Unexercisable (#)(2)	Number of Securities Underlying Unexercised Options and Warrants	Equity Incentive Plan Awards	Exercise Price ($)	Expiration Date
Joseph J. Flynn	Stock Option	100,000	-	-	-	$1.40	2/2/2016
	Stock Option	7,500	-	-	-	$0.71	7/1/2017
	Stock Option	5,000	-	-	-	$1.25	11/8/2017
	Stock Option	5,000	-	-	-	$1.70	4/2/2018
	Stock Option	2,500	-	-	-	$1.83	5/8/2018
	Stock Option	2,500	-	-	-	$1.80	8/7/2018
	Stock Option	2,500	-	-	-	$2.15	9/2/2018
	Stock Option	2,500	-	-	-	$0.78	11/6/2018
	Stock Option	2,500	-	-	-	$0.55	2/5/2019
	Stock Option	2,500	-	-	-	$0.55	3/19/2019
	Stock Option	2,500	-	-	-	$1.01	5/7/2019
	Stock Option	252,500	-	-	-	$0.60	8/5/2019
	Stock Option	2,500	-	-	-	$0.80	11/5/2019
	Stock Option	50,000	-	-	-	$1.01	12/31/2020
	Stock Option	100,000	-	-	-	$0.76	1/3/2022
	Stock Option	83,333	-			$0.94	5/16/2023
	Warrant (3)	300,000	-	-	-	$0.94	3/31/2016
	Warrant (4)	250,000	100,000	-	-	$1.01	12/30/2023

Paul T. Anthony	Stock Option	75,000	-	-	-	$1.40	2/2/2016
	Stock Option	120,000	-	-	-	$0.47	1/9/2017
	Stock Option	150,000	-	-	-	$1.25	11/8/2017
	Stock Option	250,000	-	-	-	$0.80	11/5/2019
	Stock Option	150,000	-	-	-	$1.05	11/4/2020
	Stock Option	50,000	-	-	-	$1.01	12/31/2020
	Stock Option	50,000	-	-	-	$0.76	1/3/2022
	Warrant (4)	166,667	66,666	-	-	$1.01	12/30/2023

Simon Vermooten	Stock Option	125,000	-	-	-	$0.71	7/1/2017
	Stock Option	25,000	-	-	-	$1.25	11/8/2017
	Stock Option	100,000	-	-	-	$1.05	8/4/2020
	Stock Option	20,000	-	-	-	$0.99	9/6/2021
	Stock Option	50,000	-	-	-	$1.35	2/2/2022
	Warrant (4)	308,333	66,667	-	-	$1.01	12/30/2023

(1)	Options and warrants shown in this table were granted between 2006 and 2015. There are no outstanding stock awards for any Named Executive Officer. As such, these columns are omitted from this Table of Outstanding Equity Awards.

(2)	Unless otherwise indicated, all options vest in cumulative annual installments of one-third of the shares commencing one year from the date of grant.

(3)	This warrant vests in cumulative annual installments of one-third of the shares commencing one year from the date of grant.

(4)	These warrants were granted on January 16, 2013, and vest according to financial performance measures as further described in the narratives to the summary compensation table.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2015, with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	4,554,555	$1.00	1,002,411
Equity compensation plans not approved by security holders (2)	1,975,231	$1.13	-
Total	6,529,786		1,002,411

(1)	These plans consist of the 2001 Stock Option Plan, the 2003 Stock Option Plan, the 2004 Stock Option Plan, the 2007 Stock Option Plan and the 2011 Stock Incentive Plan.
(2)	From time to time and at the discretion of the Board, we may issue warrants and stock options to our key individuals or officers as performance-based compensation. We have also issued warrants to debt holders in connection with a convertible debt agreement and to Cambria Capital, LLC in consideration for financing arrangements.

DIRECTOR COMPENSATION FOR 2015

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edward B. Case	20,000	—	—	—	—	—	20,000
Brooks Corbin	8,500	—	9,775	—	—	—	18,275
Michael Joyce	8,500	—	—	—	—	—	8,500
William Leonard	17,000	—	—	—	—	—	17,000
John D. Pace	48,000	—	—	—	—	—	48,000
Brian Mulvaney	7,500	—	9,775	—	—	—	17,275
Max Poll	8,500	—	—	—	—	—	8,500
Michael Vanderhoof	15,000	—	—	—	—	—	15,000

(1)	A discussion of the methods used in the calculation of these values may be found in Note 7 to the consolidated financial statements which is in Part 2, Item 9 of our 2015 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2015 fiscal year computed in accordance with ASC Topic 718, excluding the forfeiture assumption.

Narrative to Director Compensation Table

The Company compensates its non-employee directors for their service on the Board with an initial grant of a stock option to purchase 25,000 shares of Common Stock.

Effective January 1, 2015 the Board adopted the following cash compensation structure:

Board role	Annual amount per recipient
Board member unassigned to a committee	$15,000
Audit Committee Chairman	$20,000
Audit Committee Members	$17,000
Compensation Committee Chairman	$17,000
Compensation Committee Members	$15,000
Chairman of the Board	$48,000

Each Board member will receive the amount related to the highest paying Board role they hold. The compensation will be paid in two payments with the first payment made in January and the second payment made beginning of July (assuming confirmation of board members election by the stockholders in the annual stockholder meeting in May).  Any additional compensation for special committees or other items will be determined on a case by case basis by the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of Mr. Vanderhoof.  Prior to their resignation from the Board of Directors on March 21, 2016, as was disclosed in our Form 8-K filed on March 25, 2016, the Compensation Committee also included William Leonard and Brian Mulvaney.   The Board intends to promptly fill the vacancies created by the departure of Messrs. Leonard and Mulvaney on the Compensation Committee.  No member of the Compensation Committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company' long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officers is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation. The Compensation Committee set Mr. Flynn's base salary at $288,750 for the 2015 fiscal year. Mr. Flynn also earned $150,000 in annual bonus for 2015, stemming from the achievement of Company performance metrics for that year.

Mr. Flynn was also granted warrants to purchase 450,000 shares of Common Stock on January 16, 2013 with a strike price set at $1.01, the market price of our Common Stock on such date, which vest if certain annual performance targets of the Company are met.  The performance target was achieved for 2013 and as such the warrant vested with respect to 150,000 shares of Common Stock.  Effective January 1, 2014, the vesting schedule for such warrants was revised.  The revision spreads the vesting date of the remaining 300,000 unvested warrants from 150,000 on January 1, 2015, and 150,000 on January 1, 2016, to 100,000 on January 1, 2015, 100,000 on January 1, 2016 and 100,000 on January 1, 2017. The performance targets were not achieved for 2014 and as such the warrant did not vest with respect to 100,000 shares of Common Stock, which were subsequently cancelled in August 2015. The performance target was achieved for 2015 and as such the warrant vested with respect to 100,000 shares of Common Stock. The remaining warrants will vest contingent on achievement of certain financial performance metrics of the Company in calendar year 2016. The vesting of the shares exercisable pursuant to the Warrant will occur in the event there is a change in control of the Company.

The Compensation Committee set Mr. Flynn's base salary at $300,000 for the 2016 calendar year along with an annual bonus of up to $180,000, the achievement of which is based on Company performance metrics.

By the Compensation Committee,

Michael Vanderhoof
April 8, 2016

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2016, by (i) each current director and director nominee; (ii) each executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2015 fiscal year; (iii) all of our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock, which is our only class of stock outstanding.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Directors, director nominees and executive officers:

John D, Abouchar	86,000	*
Paul T. Anthony (3)	983,817	3.9
Edward B. Case (4)	275,500	1.1
Brooks A. Corbin (5)	8,333	*
Joseph J. Flynn (6)	1,228,623	4.8
John D. Pace	170,513	*
Michael Vanderhoof (7)	1,564,081	6.3
Simon Vermooten (8)	561,667	2.2

All directors, director nominees and executive officers, as a group	4,863,534	17.7

5% Shareholders

William Leonard	1,803,346	7.4

* Less than 1% of the outstanding shares of Common Stock.

(1)	The address for all officers and directors is c/o Auxilio, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, CA 92691.

(2)	Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 24,452,085 shares outstanding as of March 31, 2016, except for certain parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days, and/or who hold convertible promissory notes which may be converted into Common Stock within 60 days, whose percentages are based upon the sum of shares outstanding as of March 31, 2016 plus the number of shares subject to stock options, warrants and convertible notes that are presently exercisable or exercisable within 60 days held by them, or which may be converted into Common Stock, as indicated in the following notes.

(3)	Includes 166,667 shares issuable upon exercise of warrant agreements.

(4)	Includes 2,000 shares issuable upon exercise of stock options exercisable within 60 days.

(5)	Includes 8,333 shares issuable upon exercise of stock options exercisable within 60 days.

(6)	Includes 550,000 shares issuable upon exercise of warrant agreements. Also includes 27,778 shares issuable upon exercise of stock options exercisable within 60 days.

(7)	Michael Vanderhoof is a principal in Cambria Investment Fund, L.P. Cambria Investment Fund, L.P. currently owns 506,304 shares of Common Stock. Mr. Vanderhoof expressly disclaims beneficial ownership of these securities, except to the extent he has a pecuniary interest therein resulting from his position as a principal of Cambria Investment Fund, L.P. Includes 833 shares issuable upon exercise of stock options exercisable within 60 days.

(8)	Includes 241,667 shares issuable upon exercise of warrant agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the 2015 fiscal year, all of the Company's officers, directors and ten‑percent stockholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed Haskell & White LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2016. Haskell & White LLP has audited the accounts and records of the Company since 2005 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2016.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company's financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2014 and 2015, were $160,130 and $117,238, respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the fiscal years ended December 31, 2014 and 2015, were $8,650 and $1,850, respectively.

Tax Fees

The aggregate fees for tax services rendered by Haskell & White LLP billed during the fiscal years ended December 31, 2014 and 2015, were $0 and $0, respectively. Income tax return preparation services were provided by another firm in both years.

All Other Fees

Other fees for services rendered by Haskell & White LLP during the fiscal years ended December 31, 2014 and 2015 were $0 and $7,400, respectively.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Haskell & White LLP for fiscal years 2014 and 2015 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

We do not expect representatives of Haskell & White LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee's role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2015 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16 "Communications with Audit Committees." The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the PCAOB, "Communications with Audit Committees Concerning Independence (Rule 3526)." The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company's independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

Edward B. Case, Chairperson
Brooks A. Corbin
John D. Pace
April 8, 2016

ANNUAL REPORT

The Company's Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2015, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/auxilio2016 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015. REQUESTS SHOULD BE MAILED TO THE SECRETARY, AUXILIO, INC., 27271 LAS RAMBLAS, SUITE 200, MISSION VIEJO, CALIFORNIA.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/AUXILIO2016 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY'S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

AUXILIO, INC.

/s/ John D. Pace

John D. Pace
Chairman of the Board

Mission Viejo, California
April 8, 2016

Auxilio, Inc.
27271 Las Ramblas, Suite 200
Mission Viejo, California 92691

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Joseph J. Flynn and Paul T. Anthony the attorney, agent and proxy of the undersigned (the "Proxies"), with full power of substitution, to vote all stock of Auxilio, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held May 19, 2016, at 3:00 p.m. Pacific Standard Time at 27271 Las Ramblas, Suite 200, Mission Viejo, California, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

1. ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  John D. Abouchar, Brooks A. Corbin, Joseph J. Flynn and Michael Vanderhoof.

(Instructions:  To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of Haskell & White LLP as the Company's independent auditors.

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:
______________________________________, 2016

____________________________________________________
(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.